                                                                       Exhibit 1


                             JOINT FILING AGREEMENT


        Agreement among Premium Holdings, Inc., World Trust Investments, The Beverly Century Trust, Mitchell J. Stein and Dennis J. Hawk, whereby in accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing on behalf of each of them of a Statement on Schedule 13D with respect to the equity securities of National Health & Safety Corporation and further agrees that this Joint Filing Agreement be included as an exhibit to such joint filings provided that, as contemplated by Section 13D-1(f)(2)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

        In evidence thereof the undersigned, being duly authorized, hereby execute this Agreement in counterpart as of this 8th day of June, 1998.

                               PREMIUM HOLDINGS, INC.


                               By:/s/ Mitchell J. Stein
                                  -------------------------------
                                    Name: Mitchell J. Stein
                                    Title: President


                               WORLD TRUST INVESTMENTS


                               By:/s/ Mitchell J. Stein
                                  -------------------------------
                                    Name: Mitchell J. Stein
                                    Title: President


                               THE BEVERLY CENTURY TRUST


                               By:/s/ Emanuel Barling, Jr.
                                  -------------------------------
                                    Name: Emanuel Barling, Jr.
                                    Title: Trustee


                                  /s/ Mitchell J. Stein
                                  -------------------------------
                                   Mitchell J. Stein


                                  /s/ Dennis J. Hawk
                                  -------------------------------
                                  Dennis J. Hawk